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                                                                   EXHIBIT 10.53


                               SECOND AMENDMENT TO

                         1993 INCENTIVE PERFORMANCE PLAN



        WHEREAS, Falcon Holding Group, L.P., a Delaware limited partnership ("FHGLP"), has, as of December 30, 1993, adopted the 1993 Incentive Performance Plan of Falcon Holding Group, Inc. dated as of April 1, 1993 (the "Plan") and has assumed all obligations of Falcon Holding Group, Inc. with respect to the Participants under said Plan; and

        WHEREAS, the Plan was amended by that certain First Amendment to the 1993 Incentive Performance Plan dated as of December 31, 1993; and

        WHEREAS, the Third Amended and Restated Agreement of Limited Partnership of Falcon Holding Group, L.P. was entered into by the Partners of FHGLP as of December 28, 1995 to reflect the merger of the Falcon First group of companies into FHGLP; and

        WHEREAS, pursuant to such Third Amended and Restated Agreement of Limited Partnership the FHGLP partnership units subject to the Incentive Performance Plan were converted into new partnership units of FHGLP; and

        WHEREAS, each existing FHGLP partnership unit under the Plan was converted into .97568 of a new partnership unit and each existing FHGLP Class A unit subject to the Plan was converted into .93059 of a new Class A unit; and

        WHEREAS, pursuant to Section 3.01 (d) of the Plan, the Plan is to be amended by the Board to take into account any such merger and modification of the units subject to the Plan.

        NOW, THEREFORE, the Plan is hereby amended as follows:

        1. Section 3.01 of the Plan is hereby amended and restated in its entirety to read as follows:

                "3.01 Definition of Performance Shares.

                        (a) FHGLP Performance Shares. FHG holds eleven thousand fifty-two and thirty-eight hundredths (11,052.38) units representing general and limited partnership interests in FHGLP (the 'FHGLP Units') which entitles FHG to receive certain distributions from FHGLP. FHG also holds a one percent (1%) general partnership interest in each of the Investor Group Partnerships (collectively, the 'Investor Group Units'). FHG hereby allocates Distributions with respect to three thousand eight hundred thirty-one and seventy-one hundredths (3,831.71) of the FHGLP Units and Distributions with respect to eighty-one and six-tenths percent (81.6%) of the Investor Group Units (collectively, the 'Designated Units') to provide Benefits under this Plan. A Participant shall be entitled to receive Benefits with respect to the Designated Units in an amount equal to such Participant's 'Vested FHGLP Performance Share Percentage' times the amount of Distributions received by FHG with respect to its interest in the Designated Units. A Participant's 'Vested
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FHGLP Performance Share Percentage' shall be a ratio (expressed as a percentage) where the numerator is the number of such Participant's FHGLP Performance Shares multiplied by such Participant's then Applicable Vesting Percentage and where the denominator is the aggregate number of FHGLP Performance Shares then allocated to all Participants under this Plan. Any amounts received by FHG as management fees or other fees and reimbursements shall not be considered to have been received with respect to the Designated Units and shall not be included in determining Distributions. The Board may grant full or partial FHGLP Performance Shares up to an aggregate of fourteen thousand nine hundred thirty-five (14,935) FHGLP Performance Shares under this Plan. The granting of the FHGLP Performance Shares under this Plan shall not entitle a Participant to any rights as a partner in FHGLP, including without limitation, voting, allocation of income, gain, or loss, distributions, or any other rights of a partner or assignee. An FHGLP Performance Share only represents a contingent right to certain amounts measured by the amount of any Distributions FHG receives with respect to the Designated Units, and confers no other rights whatsoever.

                        An example of the allocation of Distributions under the Plan is as follows: If FHG received an aggregate distribution of $10,000,000 with respect to the FHGLP Units, 34.669% (3,831.71 Designated Units/11,052.38 Total FHGLP Units) of such amount (i.e., $3,466,970) would be treated as a Distribution under the Plan. If a Participant has 100 FHGLP Performance Shares and is 100% vested, then such Participant would be entitled to $23,213.72 with respect to such Distribution (100/14,935 X $3,466,970)."

        2. Section 3.01(c) of the Incentive Plan is hereby amended and restated in its entirety to read as follows:

                        "(c)    FHGLP Class A Performance Shares. In addition to
the FHGLP Units held by FHG, FHG also holds two hundred ninety-one and forty-seven hundredths (291.47) of Class A Units of FHGLP (the 'Class A Units'). These Class A Units entitle FHG to distributions from FHGLP after the holders of the FHGLP Units have received a specified amount of distributions from FHGLP. FHG hereby allocates Distributions with respect to two hundred thirty-seven and ninety-eight hundredths (237.98) of the Class A Units to provide Benefits under this Plan (the 'Designated Class A Units'). A Participant shall be entitled to receive Benefits with respect to the Designated Class A Units in an amount equal to such Participant's 'Vested FHGLP Class A Performance Share Percentages' times the amount of the Distributions received by FHG with respect to the Designated Class A Units. A Participant's 'Vested FHGLP Class A Performance Share Percentage' shall be a ratio (expressed as a percentage) where the numerator is the number of such Participant's FHGLP Class A Performance Shares multiplied by such Participant's then Applicable Vesting Percentage and where the denominator is the aggregate number of FHGLP Class A Performance Shares then allocated to all Participants. Any amounts received by FHG as management fees or other fees and reimbursements shall not be considered to have been received with respect to the Designated Class A Shares and shall not be included in determining Distributions. The Board may grant full or partial FHGLP Class A Performance Shares up to an aggregate of two hundred thirty-seven and ninety-eight hundredths (237.98). The granting of the FHGLP Class A Performance Shares under this Plan shall not entitle a Participant to any rights as a partner in FHGLP, including without limitation, voting,


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allocations of income, gain or loss, distributions, or any other rights of a
Partner or assignee. An FHGLP Class A Performance Share only represents a contingent right to receive certain amounts measured by the amount of any Distributions FHG receives with respect to the Designated Class A Units and confers no other rights whatsoever.

                        FHGLP Class A Performance Shares have been granted to certain Participants as set forth on each such Participant's Account Schedule."

        3. Section 4.01A. is hereby amended and restated in its entirety to read as follows:

                        "4.01   A. Distributions Upon Termination of Plan. On
January 5, 1998, FHGLP shall distribute to all Participants in the Plan 3,831.71 of FHGLP Units and it shall distribute 81.6% of all the Investor Group Units, all as defined in Section 3.01(a) as the Designated Units. Each Participant shall receive such portion of the Designated Units, calculated in accordance with the provisions of Section 3.01 (a). On January 5, 1998, FHGLP shall also distribute to all Participants 237.98 of the Class A Units of FHGLP. Each Participant shall receive such portion of the Class A Units as calculated in accordance with the provisions of Section 3.01 (c). Upon such distribution of such Units by FHGLP, this Plan shall be terminated."

        4. Except as amended hereby, all other provisions of the Incentive Plan, as previously amended, shall remain in full force and effect.

        IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of January 1, 1996.


                                                FALCON HOLDING GROUP, L.P.,
                                                a Delaware limited partnership

                                                By:  Falcon Holding Group, Inc.,
                                                      a California corporation,
                                                      its general partner



                                                By /s/ Michael K. Menerey
                                                -------------------------------
                                                  Title Chief Financial Officer


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                                 January 1, 1996
                          MASTER PARTICIPANT'S SCHEDULE

                                      Converted            Additional                 Total                FHGLP
                                          FHGLP                 FHGLP                 FHGLP              Class A
                                    Performance           Performance           Performance          Performance
Participant                              Shares                Shares                Shares               Shares
-----------                         -----------           -----------           -----------          -----------

Marc Nathanson                              -0-             4,496.000             4,496.000                  -0-
Frank Intiso                                -0-             1,195.000             1,195.000                  -0-
Stan Itskowitch                             -0-             1,051.000             1,051.000                  -0-
Mike Menerey                            498.000               727.000             1,225.000                  -0-
David Tomick                            151.000               280.000               431.000                14.73
Joe Johnson                             198.000               262.000               460.000                15.71
Tom Hatchell                            159.000               301.000               460.000                15.71
Howard Gan                              143.000               282.000               425.000                14.51
Ray Tyndall                              81.000               319.000               400.000                13.66
Skip Harris                                 -0-               360.000               360.000                12.30
Joan Scully                             225.000               100.000               325.000                11.10
Ovie Cowles                                 -0-               235.000               235.000                 8.02
Bernie Zaia                              53.000               207.000               260.000                 8.88
Jim Ashjian                              94.000               148.000               242.000                 8.26
Simon Furie                                 -0-               170.000               170.000                 5.81
Anne Burlas                              13.000                22.000                35.000                 1.20
Bob Smith                                   -0-               215.000               215.000                 7.34
Mike Kemp                                 4.000               201.000               205.000                 7.00
Vic Wible                                   -0-               185.000               185.000                 6.32
Mike Singpiel                               -0-               185.000               185.000                 6.32
Ron Hall                                    -0-               185.000               185.000                 6.32
Shery Brennan                             0.168                79.832                80.000                 2.73
Abel Crespo                              45.000                55.000               100.000                 3.41
Gloria Norris                            45.000                55.000               100.000                 3.41
Carol Plessel                             0.168                59.832                60.000                 2.05
Les Cooke                                   -0-                60.000                60.000                 2.05
Senait Yilma                                -0-                60.000                60.000                 2.05
John Patke                                  -0-                60.000                60.000                 2.05
Marty Schwartz                              -0-                60.000                60.000                 2.05
Terry Laskoy                                -0-                60.000                60.000                 2.05
Frank Engle                                 -0-                60.000                60.000                 2.05
Clive Fleissig                              -0-               125.000               125.000                 4.27
Lori Spagna                                 -0-                50.000                50.000                 1.71
Linda Leszczynski-Passaris                   0-                50.000                50.000                 1.71
Gilbert Gomez                               -0-                40.000                40.000                 1.36
Nick Nocchi                                 -0-               185.000               185.000                 6.32
Carrie Pierce                               -0-                65.000                65.000                 2.22
Ann Curnutt                                 -0-                40.000                40.000                 1.36
Jon Lunsford                                -0-               150.000               150.000                  -0-
Angela von Ruden                            -0-                40.000                40.000                  -0-
Lynn Buening                                -0-               150.000               150.000                  -0-
Perry Daniel                                -0-                80.000                80.000                  -0-
Rich Olson                                  -0-                65.000                65.000                  -0-
                                ----------------    ------------------    ------------------    -----------------
         Subtotal                     1,709.336            12,775.664            14,485.000               206.04

Reserved:
Unallocated                                 -0-               450.000               450.000                31.94
                                ----------------    ------------------    ------------------    -----------------
         Subtotal                         0.000               450.000               450.000                31.94

GRAND TOTAL                           1,709.336            13,225.664            14,935.000               237.98
                                ================    ==================    ==================    =================